NORWEST SELECT FUNDS

                             VALUGROWTH(SM) STOCK FUND


                        Supplement Dated December 1, 1998
                         to Prospectus Dated May 1, 1998


PORTFOLIO MANAGERS

     The following replaces, in its entirety, the paragraph entitled "ValuGrowth Stock Fund" under the section entitled Portfolio Managers on Page 11 of the Prospectus.

     ValuGrowth Stock Fund - CHARLES J. MEYER, CFA, associated with Norwest or its affiliates since 1998. Mr. Meyer is a Director - Institutional Portfolio Management. From 1992 to 1998 Mr. Meyer was a portfolio manager for Montana Board of Investments.